Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

July 30, 2004

Debra J. Richardson, Sr. Vice President

(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman
(515) 273-3552, jmatovina@american-equity.com

D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com

American Equity Reports Second Quarter Results

WEST DES MOINES, Iowa (July 30, 2004) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of fixed rate and index annuities, today reported 2004 second quarter net income of $10.4 million, or $0.27 per common share and $0.25 per diluted common share, an increase of 63% over 2003 second quarter net income of $6.4 million, or $0.39 per common share and $0.34 per diluted common share. Operating income(1) for the second quarter increased 186% to $10.9 million, or $0.29 per common share and $0.26 per diluted common share, compared to 2003 second quarter operating income of $3.8 million, or $0.24 per common share and $0.21 per diluted common share.

(1) In addition to net income, American Equity has consistently utilized operating  income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

Investment income, which is the largest component of American Equity’s revenues, was $106.6 million for the second quarter, compared to $84.2 million in the second quarter of 2003, an increase of 27%.   The weighted average yield on invested assets, of which over 98% are investment grade, was 6.35% for the six months ended June 30, 2004.  American Equity earned a weighted average gross spread (aggregate yield on invested assets over the cost of money on annuities) of 2.39% on its aggregate annuity fund values, comprised of 2.89% on index annuities, 2.92% on fixed rate annuities and 0.81% on multi-year rate guaranteed products.

GROWTH IN SALES VOLUME

Sales volume continued to build during the second quarter.  Total production for the six months ended June 30, 2004 increased 12.8 % to $888.2 million ($717.8 million net of coinsurance) compared with $787.4 million ($492.4 million net of coinsurance) for the first six months of 2003.    Total production for the second quarter of 2004 increased 42% compared to total production for the first quarter of 2004.  The Company believes  sales volumes would have been stronger if A.M. Best had reinstated its “A-” (Excellent) rating following the completion of the initial public offering of its common stock in December 2003.  The Company believes that its current A.M. Best rating of “B++” (Very Good) is a significant understatement of its financial strength, putting it at a competitive disadvantage in its primary markets.   As a result, American Equity no longer believes that its sales target of $3 billion for 2004 is attainable.  A new target will not be established until the status of its discussions with A.M. Best is clarified.

SUSPENSION OF EQUITRUST COINSURANCE AGREEMENT

American Equity announces a suspension of its coinsurance agreement with EquiTrust Life Insurance Company (“EquiTrust”), a subsidiary of FBL Financial Group,

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Inc. (“FBL”), effective August 1, 2004.  During 2004, 20% of American Equity’s premium from sales of certain index and annually adjustable fixed-rated annuities was ceded to EquiTrust.  As a result of the suspension, no transfers of new business will occur unless and until the parties mutually agree to resume the coinsurance of new business.   Commenting on the suspension, David J. Noble, Chairman of the Company, stated:  “This step is mutually beneficial for both companies.  FBL is focusing its resources and capital on growing its EquiTrust distribution channel, while American Equity has additional growth capacity for the retention of 100% of its new sales.”

Under the coinsurance agreement, American Equity previously transferred a total of $2.1 billion of premium from new sales to EquiTrust, including $649.4 million for the year 2003 and $170.4 million for the first six months of 2004.   Stated Mr. Noble, “The coinsurance agreement has had significant benefits for both FBL and American Equity.   The transfer of business to FBL allowed it to grow its assets and earnings, and at the same time allowed American Equity to continue to build distribution momentum while exploring capital raising alternatives.  Both companies today are stronger as a result, and all goals for the arrangement have been met. “

The suspension of the coinsurance agreement is expected to positively impact American Equity’s growth in future sales volumes.

CAPITAL TRANSACTIONS

On April 27, 2004, American Equity completed the issuance of $27 million of floating rate trust preferred securities in connection with a trust preferred pool transaction.  The bulk of the net proceeds of this issuance was used to prepay a portion of the Company’s outstanding senior debt.   As a result, the Company’s leverage ratio of senior debt to total capitalization was 2.0% at June 30, 2004.  The Company has also

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received a commitment from its lenders to establish a new $50 million revolving line of credit.

BOOK VALUE PER SHARE

American Equity’s total stockholders equity increased to $279.8 million at June 30, 2004, from $263.7 million at December 31, 2003, including the accumulated other comprehensive loss (“AOCL”) of $36.4 million and $22.7 million, respectively, on those dates.  AOCL reflects the impact of unrealized changes in the market value of the Company’s available-for-sale fixed income and equity securities.  Book value per share at June 30, 2004, was $7.31 including the AOCL (and $8.26 per share excluding the AOCL), compared to book value per share at December 31, 2003 of $7.19 including the AOCL (and $7.83 excluding the AOCL).

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance,” “expect,” “anticipate,” “believe,” “goal,” “objective,” “target,” “may,” “should,” “estimate,” “projects,” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not

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materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss second quarter 2004 earnings on Friday, July 30, 2004, at 10 a.m. CST.   The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.  The call may also be accessed by telephone at 800-299-7089, passcode 59834700 (international callers, please dial 617-801-9714).   An audio replay will be available shortly after the call on AEL’s web site.  An audio replay will also be available via telephone through August 6, 2004 by calling 888-286-8010, passcode 60924246 (international callers will need to dial 617-801-6888).

ABOUT AMERICAN EQUITY

Founded in 1995, American Equity Investment Life Holding Company is a full-service underwriter of a broad line of annuity and insurance products, with a primary emphasis on the sale of fixed-rate and index annuities. The company has approximately 220 employees and more than 44,000 agents selling its products in 47 states and District of Columbia.

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American Equity Investment

Life Holding Company

Operating Income

Three months ended June 30, 2004

	As Reported	Adjustments		Operating Income (a)
		Realized Gains	SFAS 133
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,713	$—	$—	$3,713
Annuity and single premium universal life product charges	5,345	—	—	5,345
Net investment income	106,586	—	—	106,586
Realized gains on investments	10	(10)	—	—
Change in fair value of derivatives	(4,934)	—	12,160	7,226
Total revenues	110,720	(10)	12,160	122,870

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,750	—	—	3,750
Interest credited to account balances	75,322	—	15	75,337
Change in fair value of embedded derivatives	(10,955)	—	10,955	—
Interest expense on General Agency Commission and Servicing Agreement	674	—	—	674
Interest expense on notes payable	190	—	—	190
Interest expense on subordinated debentures	2,275	—	—	2,275
Interest expense on amounts due under repurchase agreements	798	—	—	798
Amortization of deferred policy acquisition costs	14,925	—	311	15,236
Other operating costs and expenses	7,674	—	—	7,674
Total benefits and expenses	94,653	—	11,281	105,934

Income before income taxes	16,067	(10)	879	16,936
Income tax expense	5,689	(3)	307	5,993

Net income	$10,378	$(7)	$572	$10,943

Earnings per common share	$0.27			$0.29
Earnings per common share - assuming dilution	$0.25			$0.26

(a)          In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact is useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

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American Equity Investment

Life Holding Company

Operating Income/Net Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues:
Traditional life and accident and health insurance premiums	$3,713	$3,256	$8,099	$6,858
Annuity and single premium universal life product charges	5,345	5,494	10,316	11,225
Net investment income	106,586	84,235	205,947	174,931
Change in fair value of derivatives	7,226	(6,654)	26,975	(20,351)
Total revenues	122,870	86,331	251,337	172,663

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,750	3,261	7,631	5,584
Interest credited to account balances	75,337	57,613	159,482	112,533
Interest expense on General Agency Commission and Servicing Agreement	674	804	1,488	1,713
Interest expense on notes payable	190	369	504	804
Interest expense on subordinated debentures	2,275	1,914	4,393	3,829
Interest expense on amounts due under repurchase agreements and other interest expense	798	65	1,113	574
Amorization of deferred policy acquistion costs	15,236	9,848	29,214	20,740
Other operating costs and expenses	7,674	6,628	16,227	12,827
Total benefits and expenses	105,934	80,502	220,052	158,604

Operating income before income taxes	16,936	5,829	31,285	14,059
Income tax expense	5,993	1,992	11,012	4,838

Operating income (a)	10,943	3,837	20,273	9,221
Realized gains on investments, net of offsets	7	2,548	253	2,675
Net effect of FAS 133	(572)	(2)	289	(1,036)

Net income	$10,378	$6,383	$20,815	$10,860

Earnings per common share	$0.27	$0.39	$0.55	$0.67
Earnings per common share - assuming dilution	$0.25	$0.34	$0.50	$0.57
Operating income per common share (a)	$0.29	$0.24	$0.53	$0.57
Operating income per common share - assuming dilution (a)	$0.26	$0.21	$0.48	$0.48

Weighted average common shares outstanding (in thousands):
Earnings per common share	38,178	16,247	38,045	16,280
Earnings per common share - assuming dilution	43,212	19,995	43,213	20,411

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AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

Financial Supplement

June 30, 2004

A.	Financial Highlights

Condensed Consolidated Balance Sheets
Consolidated Statements of Income
Operating Earnings
Six Months Ended June 30, 2004
Three Months Ended June 30, 2004
Quarterly Summary – Most Recent 5 quarters
Capitalization/ Book Value per Share

B.	Product Summary

Annuity Deposits by Product Type
Surrender Charge Protection and Fund Values by Product Type
Annuity Liability Characteristics
Spread Results

C.	Investment Summary

Summary of Invested Assets
Credit Quality of Fixed Maturity Securities
Watch List Securities and Aging of Gross Unrealized Losses
Mortgage Loans by Region and Property Type

D.	Shareholder Information

AMERICAN EQUITY INVESTMENT

LIFE HOLDING COMPANY

Financial Supplement – June 30, 2004

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	June 30, 2004	December 31, 2003

Assets
Cash and investments:
Fixed maturity securities:
Available for sale, at market	$2,347,063	$3,618,025
Held for investment, at amortized cost	3,686,903	1,827,289
Equity securities, available for sale, at market	23,783	21,409
Mortgage loans on real estate	752,681	608,715
Derivative instruments	105,263	119,833
Policy loans	341	324
Cash and cash equivalents	33,019	32,598
Total cash and investments	6,949,053	6,228,193

Coinsurance deposits—related party	2,074,418	1,926,603
Accrued investment income	38,312	29,386
Receivables from related parties	22,879	28,015
Property and equipment	3,432	1,574
Deferred policy acquisition costs	670,428	703,664
Deferred sales inducements	123,010	–
Deferred income tax asset	72,276	58,833
Other assets	14,835	12,909
Total assets	$9,968,643	$8,989,177

	June 30, 2004	December 31, 2003

Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves:	$9,005,257	$8,315,874
Other policy funds and contract claims	78,156	60,995
Amounts due to related party under General Agency Commission and Servicing Agreement	29,922	40,601
Other amounts due to related parties	34,673	22,551
Notes payable	8,500	31,833
Subordinated debentures	142,245	116,425
Amounts due under repurchase agreements	343,690	108,790
Other liabilities	46,445	28,392
Total liabilities	9,688,888	8,725,461

Stockholders’ equity:
Series Preferred Stock	–	625
Common Stock	38,258	35,294
Additional paid-in capital	214,985	208,436
Accumulated other comprehensive loss	(36,406)	(22,742)
Retained earnings	62,918	42,103
Total stockholders’ equity	279,755	263,716
Total liabilities and stockholders’ equity	$9,968,643	$8,989,177

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues:
Traditional life and accident and health insurance premiums	$3,713	$3,256	$8,099	$6,858
Annuity and single premium universal life product charges	5,345	5,494	10,316	11,225
Net investment income	106,586	84,235	205,947	174,931
Realized gains on investments	10	7,592	389	7,788
Change in fair value of derivatives	(4,934)	33,053	881	19,091
Total revenues	110,720	133,630	225,632	219,893

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,750	3,261	7,631	5,584
Interest credited to account balances	75,322	57,735	159,597	112,516
Change in fair value of embedded derivatives	(10,955)	39,290	(27,331)	41,234
Interest expense on General Agency Commission and Servicing Agreement	674	804	1,488	1,713
Interest expense on notes payable	190	369	504	804
Interest expense on subordinated debentures	2,275	1,914	4,393	3,829
Interest expense on amounts due under repurchase agreements and other interest expense	798	65	1,113	574
Amortization of deferred policy acquisition costs	14,925	13,818	29,891	24,231
Other operating costs and expenses	7,674	6,628	16,227	12,827
Total benefits and expenses	94,653	123,884	193,513	203,312

Income before income taxes	16,067	9,746	32,119	16,581
Income tax expense	5,689	3,363	11,304	5,721

Net income	$10,378	$6,383	$20,815	$10,860

Earnings per common share	$0.27	$0.39	$0.55	$0.67
Earnings per common share - assuming dilution (a)	$0.25	$0.34	$0.50	$0.57
Weighted average common shares outstanding (in thousands):
Earnings per common share	38,178	16,247	38,045	16,280
Earnings per common share - assuming dilution	43,212	19,995	43,213	20,411

(a)          The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $307 for the three months ended June 30, 2004, $337 for the three months ended June 30. 2003, $644 for the six months ended June 30, 2004 and $674 for the six months ended June 30, 2003.

Operating Income

Six months ended June 30, 2004

	As Reported	Adjustments		Operating Income (a)
		Realized Gain	SFAS 133
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$8,099	$—	$—	$8,099
Annuity and single premium universal life product charges	10,316	—	—	10,316
Net investment income	205,947	—	—	205,947
Realized gains on investments	389	(389)	—	—
Change in fair value of derivatives	881	—	26,094	26,975
Total revenues	225,632	(389)	26,094	251,337

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	7,631	—	—	7,631
Interest credited to account balances	159,597	—	(115)	159,482
Change in fair value of embedded derivatives	(27,331)	—	27,331	—
Interest expense on General Agency Commission and Servicing Agreement	1,488	—	—	1,488
Interest expense on notes payable	504	—	—	504
Interest expense on subordinated debentures	4,393	—	—	4,393
Interest expense on amounts due under repurchase agreements	1,113	—	—	1,113
Amortization of deferred policy acquisition costs	29,891	—	(677)	29,214
Other operating costs and expenses	16,227	—	—	16,227
Total benefits and expenses	193,513	—	26,539	220,052

Income before income taxes	32,119	(389)	(445)	31,285
Income tax expense	11,304	(136)	(156)	11,012

Net income	$20,815	$(253)	$(289)	$20,273

Earnings per common share	$0.55			$0.53
Earnings per common share – assuming dilution	$0.50			$0.48

Operating Income

Three months ended June 30, 2004

	As Reported	Adjustments		Operating Income (a)
		Realized Gain	SFAS 133
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,713	$—	$—	$3,713
Annuity and single premium universal life product charges	5,345	—	—	5,345
Net investment income	106,586	—	—	106,586
Realized gains on investments	10	(10)	—	—
Change in fair value of derivatives	(4,934)	—	12,160	7,226
Total revenues	110,720	(10)	12,160	122,870

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,750	—	—	3,750
Interest credited to account balances	75,322	—	15	75,337
Change in fair value of embedded derivatives	(10,955)	—	10,955	—
Interest expense on General Agency Commission and Servicing Agreement	674	—	—	674
Interest expense on notes payable	190	—	—	190
Interest expense on subordinated debentures	2,275	—	—	2,275
Interest expense on amounts due under repurchase agreements	798	—	—	798
Amortization of deferred policy acquisition costs	14,925	—	311	15,236
Other operating costs and expenses	7,674	—	—	7,674
Total benefits and expenses	94,653	—	11,281	105,934

Income before income taxes	16,067	(10)	879	16,936
Income tax expense	5,689	(3)	307	5,993

Net income	$10,378	$(7)	$572	$10,943

Earnings per common share	$0.27			$0.29
Earnings per common share – assuming dilution	$0.25			$0.26

Operating Income/Net Income

Quarterly Summary – Most Recent 5 Quarters

	Q2 2004	Q1 2004	Q4 2003	Q3 2003	Q2 2003
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,713	$4,386	$2,598	$4,230	$3,256
Annuity and single premium universal life product charges	5,345	4,971	4,948	4,279	5,494
Net investment income	106,586	99,361	94,299	89,299	84,235
Change in fair value of derivatives	7,226	19,749	3,369	6,920	(6,654)
Total revenues	122,870	128,467	105,214	104,728	86,331

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,750	3,881	2,978	3,262	3,261
Interest credited to account balances	75,337	84,145	67,769	67,987	57,613
Interest expense on General Agency Commission and Servicing Agreement	674	814	589	698	804
Interest expense on notes payable	190	314	355	327	369
Interest expense on subordinated debentures	2,275	2,118	1,916	1,916	1,914
Interest expense on amounts due under repurchase agreements and other interest expense	798	315	455	249	65
Amortization of deferred policy acquisition costs	15,236	13,978	12,157	12,967	9,848
Other operating costs and expenses	7,674	8,553	5,810	6,981	6,628
Total benefits and expenses	105,934	114,118	92,029	94,387	80,502

Operating income before income taxes	16,936	14,349	13,185	10,341	5,829
Income tax expense	5,993	5,019	4,569	3,622	1,992

Operating income (a)	10,943	9,330	8,616	6,719	3,837
Realized gains (losses) on investments, net of offsets	7	246	42	(194)	2,548
Net effect of SFAS 133	(572)	861	(446)	(157)	(2)

Net income	$10,378	$10,437	$8,212	$6,368	$6,383

	Q2 2004	Q1 2004	Q4 2003	Q3 2003	Q2 2003
	(Dollars in thousands, except per share data)

Earnings per common share	$0.27	$0.28	$0.39	$0.39	$0.39
Earnings per common share – assuming dilution	$0.25	$0.25	$0.32	$0.34	$0.34
Operating income per common share (a)	$0.29	$0.25	$0.41	$0.41	$0.24
Operating income per common share – assuming dilution (a)	$0.26	$0.22	$0.34	$0.36	$0.21

Weighted average common shares outstanding (in thousands):
Earnings per common share	38,178	37,912	21,209	16,287	16,247
Earnings per common share - assuming dilution	43,212	43,210	26,350	19,581	19,995

(a)                                  In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact is useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Capitalization/ Book Value per Share

	June 30, 2004	December 31, 2003
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable to banks	$8,500	$31,833
Subordinated debentures payable to subsidiary trusts	142,245	116,425
Total debt	150,745	148,258

Total stockholders’ equity	279,755	263,716

Total capitalization	430,500	411,974
Accumulated other comprehensive loss (AOCL)	(36,406)	(22,742)
Total capitalization excluding AOCL (b)	$466,906	$434,716

Total stockholders’ equity	$279,755	$263,716
Accumulated other comprehensive loss	(36,406)	(22,742)
Total stockholders’ equity excluding AOCL (b)	$316,161	$286,458

Common shares outstanding	38,257,812	35,294,035

Book Value per Share: (a)
Book value per share including AOCL	$7.31	$7.19
Book value per share excluding AOCL (b)	$8.26	$7.83

(a)                                  Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL less the liquidation preference of our series preferred stock ($-0- at June 30, 2004, $10 million at December 31, 2003) divided by the total number of shares of common stock outstanding.

(b)                                 Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity exluding the effect of accumulated other comprehensive loss.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

Annuity Deposits  by Product Type

	Before coinsurance			Net of coinsurance
	Six Months Ended June 30,			Six Months Ended June 30,
Product Type	2004	2003	FY 2003	2004	2003	FY 2003
	(Dollars in thousands)			(Dollars in thousands)
Index Annuities:
Index Strategies	$502,995	$307,148	$768,105	$405,012	$187,212	$468,716
Fixed Strategy	204,619	163,813	330,539	164,759	99,846	201,702
	707,614	470,961	1,098,644	569,771	287,058	670,418

Fixed Rate Annuities:
Single-Year Rate Guaranteed	166,826	283,240	564,256	134,313	172,088	343,048
Multi-Year Rate Guaranteed	13,716	33,210	64,108	13,716	33,210	64,108
	180,542	316,450	628,364	148,029	205,298	407,156
	$888,156	$787,411	$1,727,008	$717,800	$492,356	$1,077,574

Surrender Charge Protection and Fund Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Fund Values at June 30, 2004

	Surrender Charge			Net Fund Value
Product Type	Avg. Years At Issue	Avg. Remaining Years	Avg. Remaining %	Dollars in Millions	% of Total

Index Annuities	12.33	10.11	13.43%	3,555,603	51.97%
Single-Year Fixed Rate Guaranteed Annuities	11.94	9.55	12.54%	1,685,816	24.64%
Multi-Year Fixed Rate Guaranteed Annuities	4.99	2.30	7.07%	1,600,243	23.39%
	10.83	8.46	11.90%	$6,841,662	100.00%

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value

SURRENDER CHARGE PERCENTAGES:
Market Value Adjustment	$1,555,472	$—
No Surrender Charge	114,676	4,854
‹ 1 percent	—	203
1 percent	971	201
2 percent	1,449	527
3 percent	19,510	5,066
4 percent	16,370	1,742
5 percent	13,905	9,351
6 percent	523,006	47,439
7 percent	735,912	58,551
8 percent	115,147	104,646
9 percent	67,582	405,293
10 percent or greater	122,059	2,917,730
Total	$3,286,059	$3,555,603

INTEREST GUARANTEE PERIOD:
1 Year	$1,685,816	$3,555,603
Multi-Year (3 - 5 years)	1,600,243	—
Total	$3,286,059	$3,555,603

ULTIMATE MINIMUM GUARANTEE RATE:
2.25 percent (1)	$95,299	$445,357
3 percent	3,069,786	3,110,246
4 percent	120,974	—
Total	$3,286,059	$3,555,603

	Fixed Annuities Account Value	Index Annuities Account Value

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No differential	$110,994	$—
0.0% - 0.5%	1,393,094	850,838
0.5% - 1.0%	11,531	146,838
1.0% - 1.5%	172,167	530
1.5% - 2.0%	140,750	434
2.0% - 2.5%	313,690	55
2.5% - 3.0%	536,415	—
Greater than 3.0%	607,418	—
Cumulative floor (4)	—	2,556,908
Total	$3,286,059	$3,555,603

(1)          Products have a guarantee of 2.25% for the first 10 years, & 3.00% thereafter.

(2)          Recent issues may contain bonus interest earnings ranging from 1.0% to 7.0%.

(3)          Includes products with multi-year guarantees for which the credited rate cannot be decreased until the end of the multi-year period.  At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guarantee by an average decrease of approximately 271 basis points.

(4)          Index products provide guarantees based on a cumulative floor over the term of the product.

Spread Results

	Six Months Ended June 30,
	2004	2003	FY 2003
Weighted average yield on invested assets	6.35%	6.72%	6.43%
Weighted average net index costs for index annuities	3.46%	3.94%	3.46%
Weighted average crediting rate for fixed rate annuities:
Annually adjustable	3.43%	4.18%	3.69%
Multi-year rate guaranteed	5.54%	5.74%	5.70%

Investment spread:
Index annuities	2.89%	2.78%	2.97%
Fixed rate annuities:
Annually adjustable	2.92%	2.54%	2.74%
Multi-year rate guaranteed	0.81%	0.98%	0.73%

Summary of Invested Assets

	June 30, 2004		December 31, 2003
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)

Fixed maturity securities:
United States Government and agencies	$4,957,309	71.3%	$4,289,857	68.9%
Public utilities	42,560	0.6%	51,835	0.8%
Corporate securities	304,366	4.4%	409,482	6.6%
Redeemable preferred stocks	30,496	0.4%	10,079	0.2%
Mortgage and asset-backed securities:
Government	302,199	4.3%	264,102	4.2%
Non-Government	397,036	5.7%	419,959	6.7%
Total fixed maturity securities	6,033,966	86.8%	5,445,314	87.4%
Equity securities	23,783	0.3%	21,409	0.3%
Mortgage loans on real estate	752,680	10.8%	608,715	9.8%
Derivative instruments	105,263	1.5%	119,833	1.9%
Policy loans	341	0.0%	324	0.0%
Cash and cash equivalents	33,020	0.5%	32,598	0.4%
Total cash and investments	$6,949,053	100.0%	$6,228,193	100.0%

Credit Quality of Fixed Maturity Securities

		June 30, 2004		December 31, 2003
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$5,834,035	96.7%	$5,191,006	95.3%
2	Baa	129,510	2.1%	174,519	3.2%
3	Ba	42,363	0.7%	47,904	0.9%
4	B	11,398	0.2%	21,109	0.4%
5	Caa and lower	8,963	0.1%	10,773	0.2%
6	In or near default	7,697	0.1%	3	—
	Total fixed maturity securities	$6,033,966	100.0%	$5,445,314	100.0%

Watch List Securities - Aging of Gross Unrealized Losses - June 30, 2004

Issuer	Amortized Cost	Unrealized Losses	Estimated Fair Value	Maturity Date	Months Below Amortized Cost
	(Dollars in thousands)
Continental Airlines 2001-001-B	$8,590	$(1,756)	$6,834	6/15/2027	22
Land O’ Lakes Capital Securities	8,074	(3,114)	4,960	3/15/2028	42
Northwest Airlines Pass Thru Certificates 1999-1 Class C	8,220	(2,991)	5,229	8/1/2015	39
Oakwood 2000-C M1	9,330	(1,666)	7,664	10/15/2030	20
Pegasus Aviation 1999-1A C1	5,892	(2,992)	2,900	3/25/2029	34
	$40,106	$(12,519)	$27,587

Mortgage Loans by Region and Property Type

	June 30, 2004		December 31, 2003
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$137,878	18.3%	$115,817	19.0%
Middle Atlantic	59,316	7.9%	56,563	9.3%
Mountain	119,741	15.9%	79,777	13.1%
New England	42,988	5.7%	38,539	6.3%
Pacific	48,669	6.5%	42,327	7.0%
South Atlantic	124,181	16.5%	105,635	17.4%
West North Central	162,987	21.7%	125,163	20.5%
West South Central	56,921	7.6%	44,894	7.4%
Total mortgage loans	$752,681	100.0%	$608,715	100.0%

Property type distribution
Office	$196,145	26.1%	$145,490	23.9%
Medical Office	57,377	7.6%	55,314	9.1%
Retail	210,892	28.0%	163,434	26.8%
Industrial/Warehouse	187,881	25.0%	162,943	26.8%
Hotel	25,685	3.4%	20,819	3.4%
Apartments	37,149	4.9%	29,565	4.9%
Mixed use/other	37,552	5.0%	31,150	5.1%
Total mortgage loans	$752,681	100.0%	$608,715	100.0%

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company

5000 Westown Parkway Suite 440

West Des Moines, IA 50266

Inquiries:

Debra J. Richardson, Investor Relations	D. J. Noble, Chairman
(515) 273-3551, drichardson@american-equity.com	(515) 457-1703, dnoble@american-equity.com

John M. Matovina, Vice Chairman
(515) 273-3552, jmatovina@american-equity.com

Stock Symbol:

American Equity’s common stock is

traded on the New York Stock Exchange

under the symbol “AEL”.

Transfer Agent:

EquiServe

P.O. Box 43010

Providence, RI 02940

Phone: (877) 282-1169

Fax: (781)838-8813

Analyst Coverage:

Steven Schwartz	Elizabeth C. Malone
Raymond James Financial, Inc.	Advest, Inc.
(312)-612-7686,sschwartz@ecm.rjf.com	(202) 434-4704, elizabeth.malone@advest.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Debra J. Richardson, Senior Vice President, at (515) 457-1704 by visiting our web site at www.american-equity.com.